Exhibit 99.1

June 2004 Investor Presentation Spin-off of MoneyGram International, Inc.

Forward-Looking Statements As provided by the safe harbor provision under the "Private Securities Litigation Reform Act of 1995" Viad cautions that, in addition to historical information contained herein, this presentation includes certain information, assumptions and discussions that may constitute forward-looking statements. These forward-looking statements are not historical facts, but reflect current estimates, projections, or expectations or trends concerning future growth, operating cash flows, availability of short-term borrowings, consumer demand, new business, investment policies, productivity improvements, ongoing cost reduction efforts, efficiency, competitiveness, tax rates, restructuring plans (including timing and realization of cost savings), investment yield impairment, and market risk. Actual results could differ materially from those projected in the forward-looking statements. Viad's businesses can be affected by a host of risks and uncertainties. Among other things, gains and losses of customers, consumer demand patterns, labor relations, purchasing decisions related to customer demand for convention and event services, existing and new competition, industry alliances, consolidation, and growth patterns within the industries in which Viad competes and any further deterioration in the economy may individually or in combination impact future results. In addition to factors mentioned elsewhere, economic, competitive, governmental, technological, capital marketplace and other factors, including further terrorist activities or war, could affect the forward-looking statements.

Agenda Opening Remarks Robert Bohannon Chairman, President and Chief Executive Officer Operating Companies Paul Dykstra, President and CEO Overview GES Exposition Services, Inc. Kimbra Fracalossi, President and CEO Exhibitgroup/Giltspur Robert Bohannon Travel and Recreation Segment Financial Review Ellen Ingersoll Chief Financial Officer Closing Comments Robert Bohannon Q&A All

Post-Spin Viad Company Structure Viad Corp GES Exposition Services, Inc. Exhibitgroup/giltspur Travel & recreation glacier park, inc. Brewster Transport Company limited 2003 revenue of $770.5 million Company Structure GES Exhibitgroup Travel & Recreation Revenue 498.714 218.551 53.203

Leading Market Positions Positioned well in major trade show markets Integrated suite of offerings for convention & event customers Strong, Long-term Customer Relationships Multi-year contracts High renewal rate Customer Diversity Technology Leadership Relative Financial Strength Improving operating margin trend Positive cash flows from operations even in market downturn Investment Highlights High levels of recurring revenue

Strategic Focus Disciplined Growth Leverage leadership positions and enhance service offerings to fuel growth Increase efficiencies and capacity utilization Strategic acquisitions within our industries and adjacent industries Selective investments in new projects / technology Enhance margins and cash flow Maintain a strong balance sheet Create value for our shareholders

Paul Dykstra President & CEO

Leader in Convention & Event Services Program Management Supervision Graphics Installing & Dismantling Exhibits Storage Refurbishing Logistics Upgraded Carpets & Furnishings Signage Show Planning & Production Look & Feel Design Layout & Floor Plan Designs Decorating, Furniture & Carpet Signage Trade Show Organizers Elective Services GES is a recognized leader in providing exhibit and event services. Our services include: Note: Exclusive services vary by show Exhibitors Material Handling (Drayage) Exhibit Rental Electrical Cleaning Plumbing & Lighting Overhead Rigging Exclusive Services

Sizable Market with Steady Long-Term Growth Source: CEIR, Tradeshow Week Trade shows grew steadily from 1972-2000 Trade Show Market ~ $16 Billion NSF = Net Square Footage Advertising/Promotion $0.7B

Leading Market Share Over a third of the Top 200 shows in the U.S. 5 of the Top 10 trade shows is the U.S. in 2003; 7 of Top 10 in 2002 Source: 2003 Tradeshow Week 200 indoor shows 2002 Top 10

Producing World Class Shows Recent successes include an exciting, high-profile corporate event that we partnered with Exhibitgroup to produce Entire 152 acre Ford HQ Campus Larger than Disneyland Over 225,000 Visitors To view a video clip from this show as well as time-lapse clips of set up and tear-down for other shows, please visit the GES website: www.gesexpo.com

GES Strengths Strong, long-term customer relationships and high contract renewal rate Solid and dependable cash flow with improving margins Strong, diverse and experienced management team Leading position in growing Las Vegas market Las Vegas hosted approximately 27% of the 200 largest trade shows (based on net square footage) during 2003 GES has a strong business with a talented and diverse team driving profitable growth

Highly Focused Growth Growth focused acquisitions high growth geographies leverage new technologies lines of business outside trade shows incremental trade show & exhibitor revenue innovation business model products services systems processes it competition gscs venues Customers tradeshow & exhibitors Profitability city show lob Our People a,b,c players reward performance diversity City Show LOB A,B,C Players Reward Performance Diversity Innovation Competition Systems Growth Business Model Products Services GSCs Venues Processes IT Focused acquisitions High growth geographies Leverage new technologies Lines of business outside trade shows Incremental trade show & exhibitor revenue 2000 2007 2004

GES Revenue & Operating Income Operating Margin

.. Exhibitgroup/Giltspur Kimbra A. Fracalossi President & CEO

Exhibitgroup Overview Industry leader Largest/broadest network of resources and talent State-of-the-art technology Purchasing power International resources Expert in the following areas: Design Fabrication Graphic Design and Production Program Management Installation & Dismantle Logistics Management International Operations E-service Technology

Exhibitgroup Strengths E/G's competitive advantages include: Fortune 1000 client base Design, production and sales talent and network Wholly-owned installation and dismantling division, ExpoServices Global client services via ownership/alliances Patented exhibit technology and processes Full service provider Reduced fixed cost structure Reduced fixed cost structure Reduced fixed cost structure Reduced fixed cost structure Reduced fixed cost structure Reduced fixed cost structure Reduced fixed cost structure Reduced fixed cost structure Reduced fixed cost structure Reduced fixed cost structure Reduced fixed cost structure Reduced fixed cost structure Reduced fixed cost structure Reduced fixed cost structure Pictured is E/G's booth at the 2003 Exhibitor Show, which won Best of Show E/G has won over 50 design awards in the past 5 years, including 13 prestigious 'Best of Show' awards

After a sharp decline from its peak in 2000, the market appears to be stabilizing 1997 98 99 00 01 02 03E 04F 05F 06F TSEA / EDPA 1.9 2 2.1 2.6 2.3 1.5 1.4 2.1 2.56 3.03 Billions of Dollars Sources: TSEA Budget Reports, EDPA Reports, Exhibit Builder Survey 1992-02, L.E.K. Analysis Stabilizing Market North American Exhibit Production and Design Market (1997-03E)

EG increased share during the decline as competitors fell and E/G retained clients 1999 2000 2001 2002 2003E 2004F 15.7 15.29 13.44 15.06 15.06 15.06 - - - - 0.44 0.69 North American Market Share (1999-04F) Market Share Sources: TSEA Budget Reports, EDPA Reports, Exhibit Builder Survey 1992-02, EG Management Accounts, L.E.K. Analysis With 15% market share, E/G holds the leading competitive position in this highly fragmented market Leading Market Share

($ in Millions) 2000 2001 2002 2003 Revenue 426.4 346.394 252.376 218.6 E/G Revenue & Operating Income 2000 2001 2002 2003 Revenue 30.679 3.324 -2.597 1.07 Operating Margins 7.2% 1.0% (1.0%) 0.5%

Prior Position Decentralized Operations -15 mfg locations (N.A.) - 15 processes - 7 IT systems - finance/purchasing Decentralized Sales Growth through Acquisitions Low Capacity Utilization High Cost Structure New Direction Centralized Operations - 4 mfg locations - standardized process - one system - national contracts New Sales Organization Organic Growth Optimal Facility Utilization Flexible/Lower Cost Structure Well-Positioned for Market Recovery

Near-term opportunities Focus on core capabilities Segment customer targeting Focus on national marketing initiatives (i.e., leasing) Increase capacity utilization Improve manufacturing and service delivery efficiency Longer-term opportunities Domestic and international growth Strategic partnerships DRIVE SHAREHOLDER VALUE E/G Strategy

VIAD Brewster sharing the best of canada glacier park inc. Travel and Recreation Segment Travel and Recreation Segment One-of-a-kind Destinations Banff Alberta, Canada Glacier National Park Montana, USA

Brewster Gondola Columbia Icefield Passengers Revenue(1) Passengers Revenue(1) 2003 363,066 $10,764 414,098 $9,597 2000 586,830 $15,597 604,814 $12,610 Results from Brewster's 2 high-throughput attractions have been depressed in recent years due to reduced travel as the result of 9/11, SARS, a weak economy, the war in Iraq, and airline bankruptcies. Improving travel trends should yield nice up-side Brewster is a major tourism service operator in Western Canada, offering lodging, package tours, charters, and two world-class attractions (1) Canadian dollars.

Glacier Park, Inc. Glacier Park, Inc. Glacier Park, Inc. Glacier Park, Inc. Glacier Park, Inc. Glacier Park, Inc. provides lodging, food and beverage services, and guided tours in and around the Waterton-Glacier International Peace Park Prince of Wales Hotel Prince of Wales Hotel Seasonal business with short operating season, generally from mid-May to late September During short season, the Park typically hosts over 2 million visitors With the exception of 2 of the lodges, all operations provided by Glacier are covered by a concessionaire contract with the US National Park Service Contract expires in December 2005; if not renewed we would receive value of our possessory interest

2000 2001 2002 2003 72.508 61.453 58.253 53.203 Travel and Recreation Revenue & Operating Income ($ in Millions) 2000 2001 2002 2003 19.123 14.698 14.2 9.975 Operating Margins 26.4% 23.9% 24.5% 18.7% Recent results impacted by: 9/11 SARS Airline bankruptcies Forest Fires Iraq War

Viad Corp Financial Summary Ellen Ingersoll, CFO

Pro Forma Balance Sheet ($ in Millions) March 31, 2004 Cash & ST Investments $79.0 Debt $23.7 Total Equity $381.8 Debt/Capital 5.8% Revolving Credit Facility $100 (1) May be increased to $150 million under certain circumstances. (1)

Financial Strength In January 2002, Viad adopted SFAS No. 142. When adjusting 2001 amounts to conform to SFAS No. 142, operating income was $57.7 million with an operating margin of 6.1%. Includes restructuring charges (recoveries) and other items of $5.0 million income ($3.0 million after tax or $0.03 per diluted share) in 2003, $18.5 million expense ($12.1 million after tax or $0.14 per diluted share) in 2002, and $90.7 million expense ($55.3 million after-tax or $0.64 per diluted share) in 2001. Viad defines EBITDA as income before interest expense, income taxes, depreciation and amortization, and changes in accounting principles. A reconciliation of EBITDA to Net Income is provided in the Appendix. ($ in Millions) 2001 2002 2003 Revenue $945.5 $844.5 $770.5 Segment Operating Income(1) $49.0 $54.4 $51.2 Segment Operating Margins(1) 5.2% 6.4% 6.6% Income (loss) per diluted share before change in accounting principle(2) ($0.47) $0.10 $0.24 EBITDA(2), (3) ($18.0) $47.1 $63.9

Earnings Potential 2000 2001 2002 2003 GES 605.715 537.65 533.857 498.714 Exhibitgroup 426.4 346.394 252.376 218.551 Travel & Recreation 72.508 61.453 58.253 53.203 2000 2001 2002 2003 GES 49.916 31.007 42.756 40.171 Exhibitgroup 30.679 3.324 0 1.07 Brewster 19.123 14.698 14.243 9.975 ($ in Millions) 9.0% Margin 5.2% Margin 6.4% Margin 6.6% Margin $1,105 $770 $99.7 $51.2 $945 $844 $49.0 $54.4

Leading Market Positions Positioned well in major trade show markets Integrated suite of offerings for convention & event customers Strong, Long-term Customer Relationships Multi-year contracts High renewal rate Customer Diversity Technology Leadership Relative Financial Strength Improving operating margin trend Positive cash flows from operations even in market downturn Investment Highlights High levels of recurring revenue

Questions & Answers

Supplemental Financial Information Summary Income Statement EBITDA Reconciliation to Net Income Capital Expenditures and Depreciation & Amortization Appendix

Post-Spin Viad Summary Income Statement1 (1) P&L information taken from audited New Viad financial statements as provided in the registration statement on Form 10 filed by MoneyGram International, Inc. ($ in Thousands) 2001 2002 2003 Total revenues $945,497 $844,486 $770,468 Costs services & products sold 896,468 790,084 719,252 Segment operating income 49,029 54,402 51,216 Segment operating margin 5.2% 6.4% 6.6% Corporate activities & minority interest 14,306 14,614 15,300 Interest expense (recoveries) 5,607 4,056 (1,080) Interest income (529) (1,004) (441) Restructuring and other charges (recoveries) 90,697 18,502 (5,015) Restructuring and other charges (recoveries) Income (loss) before taxes and change in accounting principle (61,052) 18,234 42,452 Income tax expense (benefit) (20,449) 9,839 21,361 Income tax expense (benefit) Income (loss) before change in accounting (40,603) 8,395 21,091 Change in accounting principle - (37,739) - Net income (loss) $(40,603) $(29,344) $21,091

Post-Spin Viad EBITDA Reconciliation ($ in Thousands) 2001 2002 2003 EBITDA (1) $(18,029) $47,083 $63,873 Interest (recoveries) expense (5,607) (4,056) 1,080 Income tax expense (benefit) 20,449 (9,839) (21,361) Depreciation & amortization (37,416) (24,793) (22,501) Change in accounting principle - (37,739) - Net Income $(40,603) $(29,344) $21,091 Included in EBITDA: Restructuring and other charges (recoveries) $90,697 $18,502 $(5,015) Viad defines EBITDA as income before interest expense, income taxes, depreciation and amortization, and changes in accounting principles. EBITDA is a measure of Viad's ability to service debt, fund capital expenditures and finance growth, and should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. This information is supplemental to results presented under GAAP and may not be comparable to similarly titled measures presented by other companies.

2000 2001 2002 2003 Fcst 2004 Plan Post-Spin Viad Capex and D&A ($ in Millions) 2001 2002 2003 Depreciation & Amortization 37.4 24.8 22.5 Capital Expenditures 17.558 13.385 15.535 In January 2002, Viad Corp adopted SFAS No. 142, which eliminates the amortization of goodwill and other intangibles. When adjusting 2001 to conform with SFAS No. 142, depreciation and amortization was $28.8 million. (1)